May 21, 2008

Supplement

SUPPLEMENT DATED MAY 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE FLEXIBLE INCOME TRUST PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The second and third paragraphs of the section of the Prospectus titled ‘‘The Portfolio — Portfolio Management’’ are hereby deleted and replaced with the following:

The Portfolio is managed within the Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, Roberto M. Sella, Abigail L. McKenna and Steven K. Kreider, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in February 2005. Mr. Sella has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in February 2005. Ms. McKenna has been associated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Portfolio in April 2003. Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since 1988 and began managing the Fund in May 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE